SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): July 23, 2001



                            HERSHA HOSPITALITY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                   005-55249                 251811499
(State or other jurisdiction  (Commission File No.)         I.R.S. Employer
     of  incorporation)                                   (Identification  No.)


                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania 17070
                    (Address of principal executive offices)


                                 (717) 770-2405
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On July 23, 2001, Hersha Hospitality Trust (the "Company"), through its interest in Hersha Hospitality L.P. (the "Partnership" or "HHLP"), completed its acquisition of all the assets of 3244 Associates, a Pennsylvania limited partnership and through the ownership of 3244 Associates, (the "Partnership"), a 69-room Mainstay Suites hotel and a 87-room Sleep Inn hotel both located in King of Prussia, Pennsylvania.

     3244 Associates was established as a Pennsylvania limited partnership owned by Hasu P. Shah, Kanti D. Patel, Rajendra O. Gandhi, Jay H. Shah, Kiran P. Patel, and Neil H. Shah (the "Hersha Affiliates"). Hersha Hospitality Limited Partnership has purchased all of the assets of 3244 Associates. 3244 Associates does not own any assets other than the Mainstay Suites and Sleep Inn, King of Prussia, PA.

     HHLP purchased all of the assets of 3244 Associates for $9,444,545. The purchase price valuation was based upon the rent to be paid by Hersha
Hospitality Management, L.P., ("HHMLP"), the lessee of several of the Partnership's other hotel properties, under percentage leases. The purchase price of this hotel will be adjusted on December 31, 2003 by applying a pricing methodology to such hotel's cash flows in a manner similar to that of the other hotels purchased by HHLP from the Hersha Affiliates. The adjustments must be approved by a majority of the Company's independent trustees.

     The Partnership acquired all the assets in 3244 Associates and consequently the Mainstay Suites and Sleep Inn through the assumption of approximately $6.8 million of mortgage indebtedness, and the use of borrowings under the Company's line of credit.

     Following the acquisition of the hotel, the property will be leased by the Partnership to HHMLP. The Lessee is a limited partnership owned by Hasu P. Shah, the Company's Chief Executive Officer, and the Hersha Affiliates. The hotel is leased pursuant to a percentage lease that provides for rent based in part on the room revenues from the hotel. The lease went into effect as of June 1, 2001.


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     The following table sets forth (i) the Initial Fixed Rent, (ii) Annual Base
Rent and (iii) the annual Percentage Rent formula currently anticipated for this hotel:

Acquired                 Initial     Base
Hotels                   Fixed Rent  Rent      Percentage  Rent  Formula
-----------------------  ----------  --------  --------------------------------
Mainstay Suites          $1,352,010  $613,798  43.7% of room revenue up to
and  Sleep  Inn,                               $2,434,590  plus  65%  of  room
King  of  Prussia,  PA                         revenues in excess of
                                               $2,434,590 but less than
                                               $2,864,224  plus 29.0% of room
                                               revenue in excess of
                                               $2,864,224, plus 8.0% of all
                                               non-room  revenue.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements. No financial statements are required to be filed in connection with this acquisition pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Statements. No pro forma financial statements are required to be filed in connection with this acquisition pursuant to Rule 11-01 of Regulation S-X.

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:

     EXHIBIT  NO.          DESCRIPTION  OF  EXHIBIT
     ------------          ------------------------

     10.1                  Sales  Agreement
     ====

     10.2                  Form  of  Percentage  Lease
     ====

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HERSHA  HOSPITALITY  TRUST


Date:     August 6, 2001                    By:   /s/  Hasu  P.  Shah
                                                  ----------------------------
                                                  Hasu  P.  Shah
                                                  Chief  Executive  Officer


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